SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS U.S. Multi-Factor Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017. On leave until on or about August 23, 2019.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in December 2017.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017. On leave until on or about August 23, 2019.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in December 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.

Please Retain This Supplement for Future Reference
July 18, 2019
PROSTKR-75